                                                                 EXHIBIT 10.55

               NOTES AND MORTGAGE MODIFICATION AGREEMENT
               -----------------------------------------


      THIS AGREEMENT, dated as of July 20, 1995, by and between WRIGHT MACHINE CORPORATION, a Delaware corporation with a mailing address of 69 Armory Street, Worcester, Massachusetts 01403 (hereinafter the "BORROWER") and SHAWMUT BANK CONNECTICUT, N.A. F/K/A THE CONNECTICUT NATIONAL BANK, a national banking association with an office at 777 Main Street, Hartford, Connecticut 06115 (hereinafter the "LENDER").

                           W I T N E S S E T H:

      WHEREAS, the Borrower is indebted to the Lender pursuant to that certain Mortgage Note dated February 7, 1990 (hereinafter the "MORTGAGE
NOTE") from the Borrower to The Connecticut National Bank in the original principal amount of ONE MILLION FOUR HUNDRED THOUSAND DOLLARS ($1,400,000.00); and

      WHEREAS, the Borrower is indebted to the Lender pursuant to that certain Term Note dated February 7, 1990 (hereinafter the "TERM NOTE") from the Borrower to The Connecticut National Bank in the original principal amount of SEVEN HUNDRED THOUSAND DOLLARS ($700,000.00) (the Term Note and the Mortgage Note hereinafter collectively called the "NOTES"); and

      WHEREAS, to secure the repayment of the Notes inter alia, the
                                                    ----- ----
Borrower granted to the Lender a certain Mortgage (the "MORTGAGE") on premises located in the City of Worcester, County of Worcester and Commonwealth of Massachusetts, and being more particularly described in said Mortgage, which Mortgage is dated February 7, 1990, and was recorded in Book 12619 at Page 240 of the Worcester County Land Records, and which Mortgage was further amended by a Note and Mortgage Modification Agreement dated as of December 30, 1994, and recorded on January 12, 1995, in Book 16821 at Page 250 of the Worcester County Land Records, which Mortgage was further amended by a Note and Mortgage Modification Agreement dated as of April 11, 1995, and recorded on _______________, in Book _____ at Page _____ of the Worcester County Land Records; and

      WHEREAS, to further secure the Notes etc., the Borrower executed and delivered to the Lender certain documents (collectively, the "LOAN DOCUMENTS"); and

      WHEREAS, as of the date hereof, the outstanding principal balance of the Term Note is $159,666.88; and the outstanding principal balance of the Mortgage Note is $511,305.56; and

      WHEREAS, the Borrower and the Lender wish to further modify the Notes and the Mortgage.

      NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties agree as follows:
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      1.    The recitals shown above are true and correct.

      2.    Paragraph 1 of the Mortgage is hereby modified to read as follows:

            "1. A certain revolving loan agreement dated February 7, 1990 (the "REVOLVING LOAN, TERM LOAN AND SECURITY AGREEMENT") in an amount not to exceed ONE MILLION ONE HUNDRED FIFTY THOUSAND ($1,150,000.00) together with interest, costs and expenses thereon (the "REVOLVING LOAN") which Revolving Loan, Term Loan and Security Agreement, among other matters, permits advances from time to time by the Lender to the Borrower and is payable on demand."

      3. The Mortgage Note is hereby modified to read as follows (with respect to schedule of payments):

            "Payments of principal shall be made in twelve (12) installments as follows: eleven (11) equal successive monthly installments each in the amount of THREE THOUSAND SIX HUNDRED NINETY-FOUR DOLLARS AND 44/100 ($3,694.44) plus accrued interest as hereinafter set forth, commencing as of August 1, 1995 and continuing on the first day of each successive month thereafter with the final installment being due and payable on July 1, 1996, said installment being an amount equal to the balance of all unpaid principal and accrued interest."

Any other language in the Mortgage Note with respect to payments of principal shall be superseded by the foregoing.

      4. Paragraphs 3 and 4 of the first page of the Term Note are hereby modified to read as follows (with respect to schedule of payments):

            "Payments of principal shall be made in twelve (12) installments as follows: eleven (11) equal successive monthly installments each in the amount of SEVEN THOUSAND DOLLARS ($7,000.00) plus accrued interest as hereinafter set forth, commencing as of August 1, 1995 and continuing on the first day of each successive month thereafter with the final installment being due and payable on July 1, 1996, said installment being an amount equal to the balance of all unpaid principal and accrued interest."

Any other language in the Term Note with respect to payments of principal shall be superseded by the foregoing.

      5. The interest provisions of the Mortgage Note and the Term Note are hereby modified to read as follows:

      "2.4  INTEREST.  Interest will be payable monthly in arrears on the first business day of each month, commencing on the first business day of the month subsequent to the date of this Note as amended, and will be charged to the Borrower upon any and all balances due to the Lender at that rate which is four (4.0) points in excess of the Base Rate, said interest to be computed based upon a 360-day per year basis for the actual number of days elapsed. In the event the Base Rate prevailing on the Date hereof is subsequently increased or decreased, then, as of the date of such increase or decrease, an increase or decrease will be made in the rate of interest which will be charged to the Borrower, so that the interest rate shall at all times be four (4.0) points in excess of the Base Rate; provided, however, that at no time shall said interest rate be more than the rate of interest permitted by the law governing this Loan Agreement. "BASE RATE" is herein defined to mean the interest rate announced from time to time by the Lender as its base rate. The Base Rate is not necessarily the lowest rate available. On the date hereof the Base Rate is 8.75%. The Borrower agrees to pay the Lender a late charge fee equal to five percent (5.0%) of any payment due to the Lender which is not received before the expiration of ten (10) days after the payment is due. It is further agreed that upon an Event of Default and at any time thereafter, the Borrower shall pay interest to the Lender at the variable rate set forth herein plus four (4.0) points (the "DEFAULT RATE") until the Obligations are paid in full.

  Notwithstanding the foregoing, the Default Rate shall not be effective until fifteen (15) days after the occurrence of an Event of Default. In the event said Event of Default is cured during that time period, the Default Rate will not be effective. Nothing herein will affect the Lender's exercise of other remedies upon any such Event of Default."

      6. All references in the Mortgage to "Mortgagee" shall be deemed to include Shawmut Bank Connecticut, N.A., its successors and/or assigns.

      7. Except as above modified, the rights, privileges, duties and obligations of the parties hereto under the Mortgage shall remain unchanged and in full force and effect and nothing herein contained shall operate to release the Borrower from its liability to pay the Notes and to keep and perform all of the terms, conditions, obligations and agreements contained in the Loan Documents, and the Borrower agrees to pay the indebtedness evidenced by the Notes and secured by the Mortgage with interest and all other payments required to be made under said Notes and the Mortgage in accordance with the respective provisions thereof.

      8. The copy of the Mortgage Note attached to the Mortgage as SCHEDULE C is hereby modified in accordance with PARAGRAPHS 3 AND 5 hereof.

      9.    The copy of the Term Note attached to the Mortgage as SCHEDULE
D is hereby modified in accordance with PARAGRAPH 4 AND 5 hereof.
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      IN WITNESS WHEREOF, the parties hereto have caused this Note and Mortgage
Modification Agreement to be executed and their respective seals to be affixed hereto as of the 20th day of July, 1995.

Signed, Sealed and Delivered
in the Presence of:

                                      BORROWER:
/s/ Maryann Schwalbendorf             WRIGHT MACHINE CORPORATION
-------------------------


/s/ James G. Binch                    By /s/ Edward J. Murphy
-------------------------               ----------------------------
                                        EDWARD J. MURPHY
                                        ITS PRESIDENT
                                        DULY AUTHORIZED


                                      LENDER:
/s/ Maryann Schwalbendorf             SHAWMUT BANK CONNECTICUT, N.A.
-------------------------


/s/ James G. Binch                    By/s/ Nancy G. Walz
-------------------------               ----------------------------
                                        NANCY G. WALZ
                                        ITS ASSISTANT VICE PRESIDENT
                                        DULY AUTHORIZED

STATE OF CONNECTICUT)
                    ) ss.: Hartford
COUNTY OF HARTFORD  )

      On this 20th day of July, 1995, before me, the undersigned officer, personally appeared EDWARD J. MURPHY, as PRESIDENT of WRIGHT MACHINE CORPORATION, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed and the free act and deed of said corporation.


                                          /s/ Susan M. Doro
                                          ------------------------------
                                          Commissioner of Superior Court
                                          Notary Public
                                          My Commission Expires:


STATE OF CONNECTICUT)
                    ) ss.: Hartford
COUNTY OF HARTFORD  )

      On this 20th day of July, 1995, before me, the undersigned officer, personally appeared NANCY G. WALZ, ASSISTANT VICE PRESIDENT of
SHAWMUT BANK CONNECTICUT, N.A., signer and sealer of the foregoing instrument, and acknowledged the same to be her free act and deed and the free act and deed of said banking corporation.


                                          /s/ Susan M. Doro
                                          -----------------------------
                                          Commissioner of Superior Court
                                          Notary Public
                                          My Commission Expires: